UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

XSUNX, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01           Change in Registrant’s Certifying Accountant.

            (a)           Dismissal of Independent Accountants

            On November 18, 2019 (the “Dismissal Date”) the Board of Directors, after careful consideration and review of independent registered public accounting firms, determined that it is in the best interests of the Company to dismiss Liggett & Webb, P.A. (“LW”) as the independent registered public accounting firm for XsunX, Inc. (the “Company”).

The reports of LW on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to audit scope, or accounting principles.

During the two most recent fiscal years and through the Dismissal Date, there were (i) no disagreements between the Company and LW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of LW, would have caused LW to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided LW with a copy of this Form 8-K and requested that LW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not LW agrees with the above statements. A copy of such letter, dated November 18, 2019, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Dismissal Date, the Company has not consulted with LW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that LW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

            (b)          Appointment of New Independent Accountants

Effective as of November 18, 2019, the board of directors of the Registrant unanimously approved the engagement of M&K CPAS, PLLC, Houston, Texas, (“MK”) as its principal independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant did not consult MK on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging MK.

Item 9.01           Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Not applicable.

EXHIBIT NO.	DESCRIPTION	LOCATION
16.1	Letter from Liggett & Webb, P.A. dated November 18, 2019	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: November 18, 2019	By:	/s/ Tom Djokovich
Name: Tom Djokovich Title: Chief Executive Officer/Secretary